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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2014

KITE REALTY GROUP TRUST
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-32268 (Commission File Number)	11-3715772 (IRS Employer Identification Number)

30 S. Meridian Street Suite 1100 Indianapolis, IN (Address of principal executive offices)	46204 (Zip Code)

(317) 577-5600
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

        The 2014 Annual Meeting of Shareholders of Kite Realty Group Trust ("Kite Realty" or the "Company")) took place on May 7, 2014. At the meeting, shareholders elected eight trustees to serve one-year terms expiring at the 2015 annual meeting of shareholders. Each of the nominees as listed in the Company's proxy statement was elected. The number of shares voted for or withheld as to each nominee was as follows:

Nominee	For	Withheld
John A. Kite	112,696,304	6,402,807
William E. Bindley	118,713,106	386,005
Victor J. Coleman	118,711,181	387,930
Dr. Richard A. Cosier	118,710,024	389,087
Christie B. Kelly	118,971,201	127,910
Gerald L. Moss	116,178,577	2,920,534
David R. O'Reilly	118,970,881	128,230
Barton R. Peterson	118,706,159	392,952

*
There were a total of 6,503,659 Broker Non-Votes for each trustee nominee.

        At the annual meeting, the shareholders voted to ratify the appointment of Ernst & Young, LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2014. The number of shares voted for, against, and abstaining on this proposal was as follows:

	For	Against	Abstain
Ratification of Ernst & Young, LLP as the Company's independent registered public accounting firm	124,603,748	926,246	72,776

        At the annual meeting, the shareholders voted on a non-binding resolution to approve the compensation of the Company's executive officers. The number of shares voted for, against, and abstaining on this proposal was as follows:

	For	Against	Abstain
Advisory vote on executive compensation	109,426,376	9,587,688	85,047

*
There were a total of 6,503,659 Broker Non-Votes related to the advisory vote on executive compensation.

Item 8.01.    Other Events.

        As previously disclosed, on February 9, 2014, Kite Realty, KRG Magellan, LLC, a Maryland limited liability company and wholly-owned subsidiary of Kite Realty ("Merger Sub"), and Inland Diversified Real Estate Trust, Inc., a Maryland corporation ("Inland Diversified"), entered into a definitive Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides for the merger of Inland Diversified with and into Merger Sub (the "Merger"), with Merger Sub continuing as the surviving entity and a wholly owned subsidiary of Kite Realty.

        Kite Realty is filing this Current Report on Form 8-K to provide certain financial information with respect to the proposed Merger. Specifically, this Current Report on Form 8-K provides: (1) Inland Diversified's audited consolidated financial statements and schedule as of December 31, 2013 and 2012, and for each of the years in the three-year period ended December 31, 2013, attached hereto as Exhibit 99.1, and (2) Kite Realty's unaudited pro forma condensed consolidated financial statements as of and for the year ended December 31, 2013, relating to the proposed Merger, attached hereto as Exhibit 99.2. The information in Exhibit 99.1 was provided by Inland Diversified.

Item 9.01.    Financial Statements and Exhibits

(a)
Financial Statements of Businesses Acquired

        The audited consolidated financial statements and schedule of Inland Diversified as of December 31, 2013 and 2012, and for each of the years in the three-year period ended December 31, 2013 are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference.

(b)
Pro Forma Financial Information

        The unaudited pro forma condensed consolidated financial statements of Kite Realty as of and for the year ended December 31, 2013, giving effect to the Merger, are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(b) by reference.

(d)
Exhibits

Exhibit No.	Description
23.1	Consent of KPMG LLP
99.1
Audited consolidated financial statements and schedule of Inland Diversified Real Estate Trust, Inc. as of December 31, 2013 and 2012, and for each of the years in the three-year period ended December 31, 2013
99.2	Unaudited pro forma condensed consolidated financial statements of Kite Realty Group Trust as of and for the year ended December 31, 2013

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST
May 9, 2014	/s/ DANIEL R. SINK Daniel R. Sink Executive Vice President and Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG LLP
99.1
Audited consolidated financial statements and schedule of Inland Diversified Real Estate Trust, Inc. as of December 31, 2013 and 2012, and for each of the years in the three-year period ended December 31, 2013
99.2	Unaudited pro forma condensed consolidated financial statements of Kite Realty Group Trust as of and for the year ended December 31, 2013

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  Item 5.07. Submission of Matters to a Vote of Security Holders.
  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX